EXHIBIT 4.16

                     LETTER AGREEMENT DATED AUGUST 24, 2004
                 BETWEEN THE COMPANY AND ARCTURUS VENTURES INC.


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AMERA



August 24, 2004


Arcturus Ventures Inc.
1012 - 470 Granville Street
Vancouver, BC Canada V6C 1V5

ATTENTION:  MR. IAN J. FOREMAN, P.GEO., VICE PRESIDENT - EXPLORATION & Director

Dear Mr. Foreman:

RE: LETTER OF INTENT (THE "LETTER OF INTENT") IN RESPECT OF THE GRANT OF AN OPTION BY ARCTURUS VENTURES INC. ("ARCTURUS") TO AMERA RESOURCES CORPORATION ("AMERA") TO PURCHASE UP TO A 80% UNDIVIDED INTEREST IN THE GROUP OF MINERAL RIGHTS KNOWN AS THE ESPERANZA PROPERTY LOCATED IN NORTHERN AREQUIPA, PERU, AS MORE PARTICULARLY DESCRIBED IN SCHEDULE "A" APPENDED HERETO (THE "PROPERTY")
--------------------------------------------------------------------------------

This Letter of Intent evidences the grant by Arcturus to Amera of an exclusive and irrevocable option (the "Option") to earn up to a 80% undivided interest in the Esperanza Property (the "Property"), located in Northern Arequipa, Peru, on the following material terms and conditions:

This Letter of Intent is subject to confirmation that title to the Property is legally and beneficially held by Arcturus, free and clear of any encumbrances, claims, liens or other charges and consists of an area of 3,000 hectares. In the event that during the term of the Option, any party hereto acquires any mineral properties or rights thereto, located within two (2) kilometers of the boundaries of the Property, as more particularly described in Schedule "A" hereto, such mineral properties or rights thereto shall be included in and form part of the Property herein and the cost of acquiring and maintaining such mineral properties or rights thereto shall be included in the Minimum Expenditures to be incurred by Amera hereunder.

Amera will be the operator of the Property during the period covered by this Letter of Intent.

Amera may contract Arcturus' services to conduct the work on the Property, under Amera's direction and management. This would include, but not be limited to, the use of Arcturus' Peruvian associates. In particular, Arcturus is pleased to provide the services of Mr. Elias Garate to help with the logistics of the program including the community relations, under Amera's direction and management. Mr. Garate would also be made available to work as a geologist/prospector within the Property as well as the area of mutual interest.




                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858


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AMERA


To earn an initial 55% undivided interest in the Property, Amera must make the cash payments, issue the common shares and incur the Minimum Expenditures, all as set out in the table below:

=============================================================================================================
                                      CASH                 NUMBER OF              MINIMUM EXPLORATION AND
          DATE FOR               PAYMENTS TO BE          COMMON SHARES          DEVELOPMENT EXPENDITURES TO
         COMPLETION                   MADE                TO BE ISSUED                 BE INCURRED
-------------------------------------------------------------------------------------------------------------
    TSX Venture Exchange            C$40,000                 25,000                             --
       Approval Date
-------------------------------------------------------------------------------------------------------------

 By the 1st anniversary of
       Approval Date                   --                    50,000                          C$150,000
-------------------------------------------------------------------------------------------------------------

 By the 2nd anniversary of
       Approval Date                   --                    75,000                          C$250,000
-------------------------------------------------------------------------------------------------------------

 By the 3rd anniversary of
       Approval Date                   --                   100,000                          C$350,000
-------------------------------------------------------------------------------------------------------------

                  TOTAL             C$40,000                250,000                          C$750,000
=============================================================================================================

Any Expenditures incurred in excess of the Minimum Expenditures required to be incurred for any period, as set out above, will be credited against the requirements of the next succeeding period.

Further, Amera shall have the sole right and option to elect to earn an additional 25% undivided interest in the Property, for a total undivided interest of 80%, by delivering to Arcturus (a) a written notice of election and,
(b) a one time payment of 260,000 of its common shares. Thereafter, Amera must incur additional exploration expenditures on the Property to take it up to the bankable feasibility stage (the "BSF Expenditures") within a period of three years from delivery of such written notice of election.

Upon the completion of the cash payments, issuances of common shares and the Minimum Expenditures by the 3rd anniversary of the Approval Date (by which date Amera will have earned a 55% undivided interest in the Property), Arcturus shall retain a 45% carried interest in the Property until Amera earns the additional 25% undivided interest in the Property, at which time a joint venture shall be deemed to have been formed and, thereafter, each party shall be responsible for its proportionate share of the expenses of the further exploration and development of the Property.



                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858


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AMERA


Upon Amera exercising the Option to earn its full 80% interest in the Property, Amera and Arcturus agree to associate on a joint venture basis for the further exploration and development of the Property, sharing the costs of such exploration and development in accordance with their respective interest in the Property, and agree to negotiate, in good faith, a formal joint venture agreement substantially based on the Rocky Mountain Mineral Law Foundation Form 5a LLC containing the essential terms described in Schedule "B" appended hereto (the "JV Agreement").

The parties shall use commercially reasonable efforts to negotiate and enter into a definite option agreement (the "Option Agreement") on or before the 1st anniversary of the Approval Date (the "Deadline"). If such Option Agreement is not entered into before the Deadline, this Letter of Intent shall continue to bind the parties and remain in full force and effect (unless terminated or abandoned pursuant to the provisions hereof).

In the event that this Letter of Intent is terminated or abandoned, Amera will:

     (a) leave the Property in good standing as at the effective date of termination, free and clear of all liens, charges, and encumbrances arising from operations by or on behalf of the Amera, and in a safe and orderly condition and in a condition which is in compliance with all applicable laws including, without limitation, with respect to reclamation and rehabilitation and including the clean-up and removal of any hazardous waste from the Property;

     (b) deliver to Arcturus a full report on all work carried out by or on behalf of Amera on the Property and all results relating thereto and any interpretations, models, or assessments in respect thereof, copies of all reports, studies, and assessments prepared by or on behalf of Amera with respect to work on or for the benefit of the Property not already provided to Arcturus, copies of all drill logs, assay results, maps, field notes, sections, and other technical or interpretive data generated or compiled by or on behalf of the Amera with respect to the Property and work thereon hereunder, and will make available for delivery to Arcturus, at the place of storage, all available samples, drill chips, core and cuttings, sample rejects and pulps, and any other physical material removed by or for Amera from the Property;

     (c) comply with all obligations and make all payments accrued (including any taxes or similar payments) as of the date of termination with respect to the Property; and

     (d) unless otherwise specified by Arcturus, remove from the Property, within three (3) months of the effective date of termination, all machinery, equipment, supplies and facilities erected, installed, or brought upon the Property by or at the instance of Amera.



                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858

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AMERA



This Letter of Intent provides for an option only and, nothing herein will be construed as obligating Amera to do any acts or make any payments hereunder and any acts or payments as are made hereunder will not be construed as obligating Amera to do any further act or make any further payment. In the event that the option is terminated or abandoned, Amera will have no further right or interest in the Property and will have no further obligations hereunder, save and except that the Property will be left in good standing with respect to the filing of annual assessment work and the payment of rental fees for a period of at least sixty (60) days from the effective date of such termination or abandonment.

This Letter of Intent is subject to the prior acceptance for filing by the TSX Venture Exchange on behalf of Amera (the date of such acceptance being referred to as the "Approval Date").

If the foregoing terms and conditions, and the attached schedules which form a part of this Letter of Intent, accurately set out our mutual understandings, please indicate your acceptance by signing this letter where indicated below and returning to us the enclosed copy duly signed.

Sincerely,

Per:

AMERA RESOURCES CORPORATION



/s/ Nikolaos Cacos

Nikolaos Cacos, M.I.M.
President & CEO

TERMS AND CONDITIONS ACCEPTED THIS 24 DAY OF AUGUST, 2004.

ARCTURUS VENTURES INC.



Per:     /s/ Ian Foreman
         ---------------------------------------
         Ian Foreman, P.Geo.
         Vice President - Exploration




                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858
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AMERA



       THIS IS SCHEDULE "A" TO THE LETTER OF INTENT DATED AUGUST 24, 2004 MADE BETWEEN AMERA RESOURCES CORPORATION, AND ARCTURUS VENTURES INC.

                         DESCRIPTION AND MAP OF PROPERTY




             [MAP OF THE ESPERANZA PROPERTY AND SHOWING THE AREA OF MUTUAL INTEREST AND NEIGHBORING PROPERTIES DATED JULY 2004]




                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858

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AMERA


          THIS IS SCHEDULE "B" TO THE LETTER OF INTENT AUGUST 24, 2004 MADE BETWEEN AMERA RESOURCES CORPORATION AND ARCTURUS VENTURES INC.

                    MATERIAL TERMS OF JOINT VENTURE AGREEMENT

Arcturus and Amera and/or its assigns agree to execute and deliver a joint venture agreement substantially in the form of the Rocky Mountain Mineral Law Foundation Form 5a LLC for the future exploration and development of the Property on a joint venture basis on the following material terms:

1. The initial interest of the parties in and to the Property and all other assets, liabilities, benefits or losses (the "Project") will be as follows:
Amera as to a 80% undivided interest, and Arcturus as to a 20% undivided interest, subject to variation as in section 6 below.

2. The parties will form a management committee consisting of one member appointed by each party (the "Management Committee"). The Management Committee will have the power and authority to make binding decisions on behalf of the parties with respect to the exploration and development of the Property and the Project, and all matters incidental thereto, including the approval of annual work programs and budgets for all exploration and development work. All decisions of the Management Committee will be made by a simple majority of votes, each party having one vote for each one percent (1%) of interest held in the Project. In the event of a tie vote, the Operator will have a casting or deciding vote.

3. The Management Committee will appoint a person or company to act as the daily manager and administrator of the exploration and development work on the Property (the "Operator"), and the first Operator will be Amera until its resignation or removal by the Management Committee.

4. The Operator will prepare and submit for the consideration of the Management Committee annual work programs and budgets for the exploration and development work on the Property (collectively the "Programs" and individually a "Program"). If the Operator has not submitted a Program within sixty (60) days of any calendar year end, the non-Operator will be entitled to prepare and submit a Program to the Management Committee for its consideration.

5. Within sixty (60) days following the Management Committee's approval of a Program, the parties will elect by notice in writing to the Management Committee to either not participate in the Program, participate in the Program to the full extent of their cost share, or participate in the Program for an amount less than their cost share. A party's cost share will be equal to its proportionate share of cost of a Program based upon its interest held in the Project. If a party elects to not participate or elects to participate for an amount less than its cost share, that party will suffer dilution of its interest in the Property and the Project in accordance with the provisions below.


                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858
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AMERA



6. Notwithstanding the adoption of a Program and budget, a party to the Joint Venture (a "Participant") may elect to participate in the approved Program and budget:

     a)       in proportion to its respective interest;

     b)       in some lesser amount than its respective interest; or

     c)       not at all.

     In the event that a Participant elects to participate in some lesser amount than its respective interest or not at all in a Program and budget, such Participant's beneficial interest in the Property shall be recalculated as provided herein, with dilution effective as of the first day of the subject Program and budget.

     If a Participant fails to so notify the other Participant of the extent to which it elects to participate, such Participant shall be deemed to have elected to contribute to such Program and budget in proportion to its respective interest as of the beginning of the Program period.

     If a Participant elects to contribute to a Program and budget for some lesser amount than in proportion to its respective interest, or not at all, and the other Participant elects to fund all or any portion of the deficiency, the decreased or non-participating Participant's interest in the joint venture shall be diluted, and the interest of the other Participant in the joint venture will be correspondingly increased, so that at any time the interest of a party in Newco will be equal to:

Actual Contributions of Participant + Deemed Contributions of such Participant
_________________________________________________________________________ x 100%

Sum of Total Actual Contributions of all Participants + Total
Deemed Contributions of all Participants

     with the percentage rounded to the nearest 2 decimal places.

     The deemed contributions of the Participants will be:

     (a) for Amera it shall be CDN$750,000 plus the BFS Expenditures (the "Amera Contribution").

     (b)      for Arcturus, it shall be 25% of the Amera Contribution.

If any party's interest is reduced below five percent (5%) by the operation of this paragraph, such party will transfer its remaining interest in the Project to the other party, and will receive as consideration therefor a 2.5% net smelter returns royalty. "Net smelter returns" will be calculated from the gross receipts received by the contributing party from any smelter or refinery, less smelter treatment charges, production taxes or royalties, and transportation





                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858

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AMERA



expenses to the smelter or other purchaser. Each one percent of such Net smelter returns royalty shall be capped at C$1,000,000 (for the first 2%); the remaining 0.5% shall not be capped.

Nothing contained in this Letter Of Intent shall be deemed to constitute either party the partner of the other, or, except as otherwise herein expressly provided, to constitute either party the agent of the other, or to create any fiduciary relationship between them. The parties hereto do not intend to create, and this Letter of Intent shall not be construed to create, any mining, commercial or other partnership. Neither party, nor any of its agents, shall act for or assume any obligation or responsibility on behalf of the other party, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the parties hereto shall be several and not joint or collective.

7. The parties electing to contribute to a Program will have thirty (30) days from receipt of the Operator's invoice to pay their cost share in proportion to their interest in the Project. If a party fails to pay its cost share within such time, the defaulting party's interest will suffer dilution in accordance with the provisions of paragraph 6 above, but at one and one-half (1 1/2) times the normal rate. The Operator will be entitled to render invoices for costs of a Program in advance, provided that such a request for an advance does not exceed the estimated cost for the next one (1) month's operations.

8. The Operator will be entitled to charge the parties a management fee equal to fifteen percent (15%) of any Program's budget.

9. The non-Operator will be entitled to enter upon the Property after 24 hours advance notice to the Operator, at the non-Operator's own risk, provided that such access is not disruptive to the exploration or mining activities of the Operator.


10. The following provisions shall be incorporated into the JV Agreement and the parties specifically agree that such provisions shall apply to the Letter of Intent to which this schedule is attached and forms a part thereof wherein the term "this Agreement" shall be read as "this Letter of Intent".

         (a) Each of the parties hereby covenants and agrees that at any time upon the request of the other party, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required for the better carrying out and performance of all the terms of this Agreement.

         (b) The representations, warranties and covenants in this Agreement will survive any closing or advance of funds and, notwithstanding such closing or advances, will continue in full force and effect.



                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858
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AMERA



         (c) Any notice required or permitted to be given or delivery required to be made to any party may be effectively given or delivered if it is delivered personally or by telecopy at the addresses or telephone numbers set out above or to such other address or telephone number as the party entitled to or receiving such notice may notify the other party as provided for herein. Delivery shall be deemed to have been received:

                  (i) the same day if given by personal service or if transmitted by fax; and

                  (ii) the fifth business day next following the day of posting if sent by regular post.

         (d) This Agreement will be governed by and be construed in accordance with the laws of British Columbia.

         (e) All disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration under the rules of the British Columbia International Commercial Arbitration Centre. The appointing authority shall be the British Columbia International Commercial Arbitration Centre and the case shall be administered by the British Columbia International Commercial Arbitration Centre in accordance with its "PROCEDURES FOR CASES UNDER THE BCICAC RULES" at Vancouver, British Columbia. Any arbitral award or determination rendered thereunder shall be binding upon the parties and their respective heirs, executors, administrators and assigns.

         (f) This Agreement will be binding upon and enure to the benefit of the parties hereto and their respective heirs and executors and successors and assigns as the case may be.

         (g)      This Agreement  constitutes the entire  agreement  between the parties and supersedes all prior letters of intent, agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied. The recitals and any schedules form a part of and are incorporated by reference into this Agreement.

         (h) No modification or amendment to this Agreement may be made unless agreed to by the parties thereto in writing.

         (i) In the event any provision of this Agreement will be deemed invalid or void, in whole or in part, by any court of competent jurisdiction, the remaining terms and provisions will remain in full force and effect.



                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858

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AMERA


         (j)      Time is of the essence

         (k) This Agreement may be executed in any number of counterparts with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument and any facsimile signature shall be taken as an original


















                           AMERA RESOURCES CORPORATION
          709 - 837 West Hastings Street, Vancouver, BC, Canada V6C 3N6
               * telephone: 604.687.1828 * facsimile: 604 687.1858